UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                        Under Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 16, 2003

                    FOX STRATEGIC HOUSING INCOME PARTNERS
            (Exact name of registrant as specified in its charter)


            California                0-16877                 94-3016373
      (State or other jurisdiction  (Commission            (I.R.S. Employer
            incorporation)           File Number)         Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                         (Registrant's telephone number)
                                 (864) 239-1000

Item 2.     Acquisition or Disposition of Assets

On December 16, 2003, Westlake East Associates, L.P., an Ohio limited partnership sold its investment property, Barrington Place Apartments, located in Westlake, Ohio. Fox Strategic Housing Income Partners (the "Registrant") owns a 99% interest in Westlake East Associates, L.P. Westlake East Associates, L.P. sold Barrington Place Apartments to a third party, Barrington Place Apartments, LLC, a Delaware limited liability company for $10,100,000. Barrington Place Apartments, LLC became the purchaser through an assignment of the purchase and sale contract from Prominent Realty Group of Georgia, Inc., a Georgia corporation, also an unrelated party. The sale price was determined based on the fair market value of the investment property.

In accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of the Registrant, the Registrant's general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 7.     Financial Statements and Exhibits

(b) Pro forma financial information.

The required pro forma financial information for the Registrant is not included in this report. This information will be submitted no later than March 1, 2004.

(c) Exhibits (1)

10.7 Purchase and Sale Contract between Westlake East Associates, L.P., an Ohio limited partnership, and Prominent Realty Group of Georgia, Inc., a Georgia corporation, dated November 3, 2003.

10.8 Amendment to Contract to Purchase between Westlake East Associates, L.P. and Prominent Realty Group of Georgia, Inc., dated November 13, 2003.

10.9 Reinstatement and Second Amendment to Purchase and Sale Contract between Westlake East Associates, L.P., and Prominent Realty Group of Georgia, Inc., dated December 10, 2003.

10.10 Assignment of Contract between Prominent Realty Group of Georgia, Inc., and Barrington Place Apartments, LLC, a Delaware limited liability company, dated December 16, 2003.

(1) Schedules and supplemental materials to the exhibits filed herewith have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FOX STRATEGIC HOUSING INCOME PARTNERS
                                    (a California Limited Partnership)


                                    By:   FOX PARTNERS VIII
                                          Its General Partner


                                    By:   Fox Capital Management Corporation
                                          Its Managing General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President


                                    Date: December 29, 2003

                                                                   Exhibit 10.7

                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                   WESTLAKE EAST ASSOCIATES LIMITED PARTNERSHIP,

                           an Ohio limited partnership

                                    AS SELLER

                                       AND

                    PROMINENT REALTY GROUP OF GEORGIA, INC.,

                              a Georgia corporation

                                  AS PURCHASER

                           BARRINGTON PLACE APARTMENTS

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 3rd day of November, 2003 (the "Effective Date") by and between WESTLAKE EAST ASSOCIATES LIMITED PARTNERSHIP, an Ohio limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and PROMINENT REALTY GROUP OF GEORGIA, INC., a Georgia corporation, having a principal address at 4534 Cape Kure Court, Norcross, Georgia 30092 ("Purchaser").

      NOW, THEREFORE, in consideration of mutual covenants set forth herein, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      A. Seller owns the real estate located in Cuyahoga County, Ohio, as more particularly described in Exhibit A attached hereto and made a part hereof, and the improvements thereon, commonly known as BARRINGTON PLACE APARTMENTS.

      B. Purchaser desires to purchase, and Seller desires to sell, such land, improvements and certain associated property, on the terms and conditions set forth below.

                                   ARTICLE 1
                                 DEFINED TERMS

1.1  Unless  otherwise  defined  herein,   any  term  with  its  initial  letter
capitalized in this Contract shall have the meaning set forth in this ARTICLE 1.

1.1.1 "ADA" shall have the meaning set forth in Section 13.22.

1.1.2 "Additional Deposit" shall have the meaning set forth in Section 2.2.2.

1.1.3 "AIMCO" shall mean Apartment Investment and Management Company.

1.1.4 "AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, logos and phone numbers and other intellectual property owned or used by Seller, the Property Manager, or AIMCO in the marketing, operation or use of the Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO), but excluding any rights Seller has to the name "BARRINGTON PLACE APARTMENTS".

1.1.5 "Appeal" shall have the meaning set forth in Section 5.4.14.

1.1.6 "Assumed Deed of Trust" shall have the meaning set forth in Section 4.5.1.

1.1.7 "Assumed Encumbrances" shall have the meaning set forth in Section 4.5.1.

1.1.8  "Assumed  Loan  Documents"  shall have the  meaning  set forth in Section
4.5.1.

1.1.9 "Broker" shall have the meaning set forth in Section 9.1.

1.1.10 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the States of Colorado, Texas, or Ohio, or any day on which Lender is not open for business.

1.1.11 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.

1.1.12 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held pursuant to Section 5.1.

1.1.13      "Code" shall have the meaning set forth in Section 2.3.6.

1.1.14      Intentionally Omitted.

1.1.15      "Consultants" shall have the meaning set forth in Section 3.1.

1.1.16      "Damage Notice" shall have the meaning set forth in Section 11.1.

1.1.17      "Deed" shall have the meaning set forth in Section 5.2.1.

1.1.18 "Deposit" means, to the extent actually deposited by Purchaser with Escrow Agent, the Initial Deposit and the Additional Deposit.

1.1.19      "Escrow Agent" shall have the meaning set forth in Section 2.2.1.

1.1.20 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on Schedule 1.1.20.

1.1.21 "Feasibility Period" shall have the meaning set forth in Section 3.1.

1.1.22  "Final  Response  Deadline"  shall have the meaning set forth in Section
4.3.

1.1.23 "FHA" shall have the meaning set forth in Section 13.22.

1.1.24 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on the Land or in the Improvements as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (a) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (b) property owned or leased by any Tenant or guest, employee or other person furnishing goods or services to the Property, or (c) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property, or
(d) the property and equipment, if any, expressly identified in Schedule 1.1.24.

1.1.25 "General Assignment" shall have the meaning set forth in Section 5.2.3.

1.1.26 "Good Funds" shall have the meaning set forth in Section 2.2.1.

1.1.27 "Improvements" means all buildings and improvements located on the Land taken "as is."

1.1.28 "Initial Deposit" shall have the meaning set forth in Section 2.2.1.

1.1.29 "Land" means all of those certain tracts of land located in the State of Ohio described on Exhibit A, and all rights, privileges and appurtenances pertaining thereto.

1.1.30 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Closing Date for the applicable Property.

1.1.31 "Leases Assignment" shall have the meaning set forth in Section 5.2.4.

1.1.32 "Lender" shall have the meaning set forth in Section 4.5.1.

1.1.33 "Loan" shall have the meaning set forth in Section 4.5.1.

1.1.34 "Loan Approval Period" shall have the meaning set forth in Section 4.5.4.

1.1.35 "Loan Approval Termination" shall have the meaning set forth in Section 4.5.4.

1.1.36 Intentionally Omitted.

1.1.37 "Loan Assumption and Release" shall have the meaning set forth in Section 4.5.2.

1.1.38 "Loan Balance" shall have the meaning set forth in Section 2.2.3.

1.1.39 Intentionally Omitted.

1.1.40 "Losses" shall have the meaning set forth in Section 3.4.1.

1.1.41 "Materials" shall have the meaning set forth in Section 3.5.

1.1.42  "Miscellaneous  Property  Assets"  means all  contract  rights,  leases, concessions, warranties, guaranties, plans, drawings, agreements from contractors, subcontractors, vendors and suppliers regarding their performance, quality of workmanship and quality of materials supplied in connection with the construction, manufacture, development, installation and operation of any and all Improvements (to the extent assignable) and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (a) receivables, (b) Property Contracts,
(c) Leases, (d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits, (h) insurance or other prepaid items, (i) Seller's proprietary books and records, or
(j) any right, title or interest in or to the AIMCO Marks. The term "Miscellaneous Property Assets" also shall include all of Seller's rights, if any, in and to the name "BARRINGTON PLACE APARTMENTS" as it relates solely to use in connection with the Property (and not with respect to any other property owned or managed by Seller, Property Manager, AIMCO, or their respective affiliates).

1.1.43 "Note" shall have the meaning set forth in Section 4.5.1.

1.1.44 "Objection Deadline" shall have the meaning set forth in Section 4.3.

1.1.45 "Objection Notice" shall have the meaning set forth in Section 4.3.

1.1.46 "Objections" shall have the meaning set forth in Section 4.3.

1.1.47 "Permits" means all licenses and permits granted by any governmental authority having jurisdiction over the Property owned by Seller and required in order to own and operate the Property.

1.1.48 "Permitted Exceptions" shall have the meaning set forth in Section 4.4.

1.1.49 "Property" means (a) the Land and Improvements and all rights of Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements, (b) the right, if any and only to the extent transferable, of Seller in the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property, and (c) the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

1.1.50  "Property  Contracts"  means all contracts,
agreements, equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property, but only to the extent the assignment of such contract to Purchaser is permitted pursuant to the express terms of such contract, and not including (a) any national contracts entered into by Seller, Property Manager, or AIMCO with respect to the Property (i) which terminate automatically upon transfer of the Property by Seller, or (ii) which Seller, in Seller's sole discretion, elects to terminate with respect to the Property effective as of the Closing Date, or (b) any property management contract for the Property. Property Contracts shall not include forward or similar long-term contracts to purchase electricity, natural gas, or other utilities, which contracts shall be "Utility Contracts" governed by the provisions of Section 5.4.11.

1.1.51 "Property Contracts Notice" shall have the meaning set forth in Section 3.6.

1.1.52 "Property Manager" means the current property manager of the Property.

1.1.53 "Property Taxes" shall have the meaning set forth in Section 5.4.14.

1.1.54 "Proration Schedule" shall have the meaning set forth in Section 5.4.1.

1.1.55 "Purchase Price" means the consideration to be paid by Purchaser to Seller for the purchase of the Property pursuant to Section 2.2.

1.1.56 "Regional Property Manager" shall have the meaning set forth in Section 6.4.

1.1.57 Intentionally Omitted.

1.1.58 "Refund" shall have the meaning set forth in Section 5.4.14.1.

1.1.59 "Required Loan Fund Amounts" shall have the meaning set forth in Section 4.5.3.

1.1.60 "Response Deadline" shall have the meaning set forth in Section 4.3.

1.1.61 "Response Notice" shall have the meaning set forth in Section 4.3.

1.1.62  "Seller's  Indemnified  Parties"  shall  have the  meaning  set forth in
Section 3.4.1

1.1.63  "Seller's  Representations"  shall have the meaning set forth in Section
6.1.

1.1.64 "Survey" shall have the meaning  ascribed  thereto in Section 4.2.

1.1.65 "Survival Period" shall have the meaning set forth in Section 6.3.

1.1.66 "Survival Provisions" shall have the meaning set forth in Section 13.28.

1.1.67 "Tax Year" shall have the meaning set forth in Section 5.4.14.3.

1.1.68 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

1.1.69 "Tenant Deposits" means all security deposits, prepaid rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to Seller pursuant to the Leases. Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

1.1.70  "Tenant  Security  Deposit  Balance" shall have the meaning set forth in
Section 5.4.6.2.

1.1.71 "Terminated Contracts" shall have the meaning set forth in Section 3.6.

1.1.72 "Third-Party Costs" shall have the meaning set forth in Section 5.4.14.2(a).

1.1.73 "Title  Commitment"  shall have the meaning  ascribed  thereto in Section
4.1.

1.1.74 "Title Documents" shall have the meaning set forth in Section 4.1.

1.1.75 "Title Insurer" shall have the meaning set forth in Section 2.2.1.

1.1.76 "Title Policy" shall have the meaning set forth in Section 4.1.

1.1.77 "Uncollected Rents" shall have the meaning set forth in Section 5.4.6.1.

1.1.78 "Utility Contract" shall have the meaning set forth in Section 5.4.11.

1.1.79 "Vendor Terminations" shall have the meaning set forth in Section 5.2.5.

                                   ARTICLE 2
                    PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT

2.1 Purchase and Sale. Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, all in accordance with the terms and conditions set forth in this Contract.

2.2
Purchase Price and Deposit. The total purchase price ("Purchase Price") for the Property shall be an amount equal to Ten Million One Hundred Thousand and No/100 Dollars ($10,100,000.00), which amount shall be paid by Purchaser, as follows:

2.2.1 On the Effective Date, Purchaser shall deliver to Fidelity Title National Insurance Company, c/o Lolly Avant, National Commercial Manager, 3D International Tower, 1900 West Loop South, Suite 650, Houston, TX 77027, 800-879-1677 ("Escrow Agent" or "Title Insurer") an initial deposit (the
"Initial Deposit") of $101,000.00 by wire transfer of immediately available funds ("Good Funds"). The Initial Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.2 On the day that the Feasibility Period expires, Purchaser shall deliver to Escrow Agent an additional deposit (the "Additional Deposit") of $101,000.00 by wire transfer of Good Funds. The Additional Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.3 At the Closing in connection with the Loan Assumption and Release, subject to Purchaser's obligations under Section 4.5, Purchaser shall receive a credit against the Purchase Price in the amount of the outstanding principal balance of the Note being assumed by Purchaser, as of the Closing Date (the "Loan Balance").

2.2.4 The balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 1:00 p.m. (in the time zone in which Escrow Agent is located) on the Closing Date.

2.3 Escrow Provisions Regarding Deposit.

2.3.1 Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in insured interest-bearing bank accounts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.

2.3.2 Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit shall be applied against the Purchase Price, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.

2.3.3 If the Deposit has not been released earlier in accordance with Section 2.3.2, and either party makes a written demand upon Escrow Agent for payment of the Deposit, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment. If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision. However, Escrow Agent shall have the right at any time to deposit the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state in which the Property is located. Escrow Agent shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

2.3.4 The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Seller and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.

2.3.5 The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute the sole instructions to Escrow Agent. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.

2.3.6 Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Seller, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section.

2.3.7 The provisions of this Section 2.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 3
                               FEASIBILITY PERIOD

3.1 Feasibility Period. Subject to the terms of Section 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including the date which is 30 days after the Effective Date (the "Feasibility Period"), Purchaser and its agents, contractors, engineers, surveyors, attorneys, accountants, advisors, lenders, affiliates, consultants, shareholders, investors and employees (collectively, "Consultants") shall have the right from time to time to enter onto the Property (subject to only a reasonable number of individuals at any one time):

3.1.1 To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Property (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);

3.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property;

3.1.3 To ascertain and confirm the suitability of the Property for Purchaser's intended use of the Property; and

3.1.4 To  review  the  Materials  at  Purchaser's  sole  cost and  expense.

3.2 Expiration of Feasibility Period. If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract by giving written notice to that effect to Seller and Escrow Agent on or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on or before the date of the expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, and Escrow Agent shall forthwith return the amount of the Initial Deposit to Purchaser. If Purchaser fails to provide Seller with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section 3.2 shall be permanently waived and this Contract shall remain in full force and effect, the Deposit (including both the Initial Deposit and, when delivered in accordance with Section 2.2.2, the Additional Deposit) shall be non-refundable, and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1 and subject to the Lender's (as hereinafter defined) approval of the Loan Assumption and Release (as hereinafter defined).

3.3 Conduct of Investigation. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give at least 48 hours notice to Seller prior to entry onto the Property and shall permit Seller to have a representative present during all Inspections conducted at the Property. All information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information in accordance with the provisions of Section 13.14 herein by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive (except for the confidentiality provisions of this Section 3.3) the Closing and delivery of the Deed to Purchaser.

3.4  Purchaser  Indemnification.

3.4.1 Purchaser shall indemnify, hold harmless and, if requested by Seller (in Seller's sole discretion), defend (with counsel approved by Seller) Seller, together with Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultant's entry onto the Property, and any Inspections or other matters performed by Purchaser with respect to the Property during the Feasibility Period or otherwise.

3.4.2 Notwithstanding anything in this Contract to the contrary, Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of the Property), investigations and other matters that in Seller's reasonable judgment could result in any injury to the Property or breach of any contract, or expose Seller to any Losses or violation of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article
3. Purchaser shall maintain and cause its third party Consultants to maintain in an amount not less than $2,000,000 combined single limit (except for Purchaser's surveyor, whose insurance shall be in an amount no less than $1,000,000, combined single limit), together with workmen's compensation insurance if required by state law (and if none if required by state law, it is understood that each such party not having workmen's compensation insurance shall assume all liability for their employees and Seller shall be indemnified from liability for same), and in form and substance adequate to insure all liability of Purchaser and its Consultants arising out of inspections and testing at the Property or any part thereof made on behalf of Purchaser. Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Seller (in the form of a certificate of insurance) prior to Purchaser's or Purchaser's Consultants' entry onto the Property. The provisions of this Section
3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser for a period of eighteen (18) months.

3.5 Property Materials.

3.5.1 On the Effective Date, and to the extent the same exist and are in Seller's possession or reasonable control (subject to Section 3.5.2), Seller agrees to make the documents set forth on Schedule 3.5 (the "Materials") available at the Property for review and copying by Purchaser at Purchaser's sole cost and expense. In the alternative, at Seller's option and on the Effective Date, Seller may deliver some or all of the Materials to Purchaser, or make the same available to Purchaser on a secure web site (Purchaser agrees that any item to be delivered by Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secured web site). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify Seller and Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 5 Business Days after such notification is received by Seller; provided, however, that under no circumstances will the Feasibility Period be extended and Purchaser's sole remedy will be to terminate this Contract pursuant to Section 3.2.

3.5.2 In providing such information and Materials to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment. Except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, any information and Materials provided by Seller to Purchaser under the terms of this Contract are for informational purposes only and shall be returned by Purchaser to Seller no later than five (5) days after termination of this Contract. Except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that, except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, the Materials and other documents and information delivered or made available by Seller pursuant to this Contract may not be complete or constitute all of such documents which are in Seller's possession or control, but are those that are readily available to Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by Seller pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to the Property except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, and will instead in all instances, except as provided in
Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Property.

3.5.3 The provisions of this Section 3.5 shall survive the Closing and delivery of the Deed to Purchaser.

3.6 Property Contracts. On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to Seller (the "Property Contracts Notice") specifying any Property Contracts with respect to which Purchaser desires to have Seller deliver notices of termination at the Closing (the "Terminated Contracts"); provided that (a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts, (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties. If Purchaser fails to deliver the Property Contracts Notice on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts and Purchaser shall assume all Property Contracts at the Closing. Seller shall deliver to Purchaser, at least ten (10) days prior to the expiration of the Feasibility Period, a list certified to Seller's knowledge, of all Property Contracts in existence relating to the ownership and operation of the Property.

                                   ARTICLE 4
                                      TITLE

4.1 Title Documents. Within 10 calendar days after the Effective Date, Seller shall cause to be delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for the Property in an amount equal to the Purchase Price from Title Insurer for an owner's title insurance policy (the "Title Policy") on the most recent standard American Land Title Association form, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Seller shall be responsible only for payment of the basic premium for the Title Policy. Purchaser shall be solely responsible for payment of all other costs relating to procurement of the Title Commitment, the Title Policy, and any requested endorsements, including all title search and examination fees.

4.2 Survey. Purchaser may cause to be prepared a survey (or an update to any existing survey) for the Property ("Survey") to be delivered to Purchaser and Seller no later than 10 days after the Effective Date. The costs of obtaining a new Survey (or updating any existing survey) shall be split equally by Seller and Purchaser. Within 5 days after the Effective Date, Seller shall deliver to Purchaser or make available at the Property any existing survey of the Property, subject to the surveyor being able to deliver an updated Survey within such time frame, which to Seller's knowledge is in Seller's possession or reasonable control (subject to Section 3.5.2). In the event the surveyor does not deliver the Survey within such time frame, Purchaser may extend the date for providing Purchaser's Objections (as hereinafter defined) to the Survey and the Feasibility Period, with respect to the Survey only as referenced below in
Section 4.3, by one day for each day that Purchaser does not receive the Survey within the time frame set forth above; provided, however, that such day to day extension shall not exceed 7 days after the Objection Deadline (defined below).

4.3 Objection and Response Process. On or before the date which is 20 days after the Effective Date but subject to the provisions of Section 4.2 with respect to the existing survey (the "Objection Deadline"), Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any matter set forth in the Title Documents or the Survey to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice on or before the Objection Deadline (as extended for the Survey by the provisions of Section 4.2), Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey. On or before 25 days after the Effective Date (as extended for the Survey by the provisions set forth in Section 4.2) (the "Response Deadline"), Seller may, in Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which Seller is willing to cure, if any. Seller shall be entitled to reasonable adjournments of the Closing Date (up to 30 days) to cure the Objections. If Seller fails to deliver a Response Notice by the Response Deadline, Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice. If Purchaser is dissatisfied with the Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller on or before the expiration of the Feasibility Period (as extended for the Survey by the provisions set forth in Section 4.2) (the "Final Response Deadline") either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract, in which event the amount of the Initial Deposit shall be returned to Purchaser. If Purchaser fails to give notice to terminate this Contract on or before the expiration of the Feasibility Period (subject to the extension for Objections on the Survey described in Section 4.2 above), Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents and the Survey, subject only to resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections).

4.4 Permitted Exceptions. The Deed delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":

4.4.1 All matters shown in the Title Documents and the Survey, other than (a) those Objections, if any, which Seller has agreed to cure pursuant to the Response Notice under Section 4.3, (b) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (c) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (d) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;

4.4.2 All Leases;

4.4.3 The Assumed Encumbrances;

4.4.4 Applicable zoning and governmental regulations and ordinances;

4.4.5 Any defects in or objections to
title to the Property, or title exceptions or encumbrances, arising by, through or under Purchaser; and

4.4.6 The terms and conditions of this  Contract.

4.5 Assumed Encumbrances.

4.5.1 Purchaser recognizes and agrees that, in connection with a loan (the "Loan") made to Seller by Newport Mortgage Company, L.P., a Texas limited partnership as subsequently assigned to Federal Home Loan Mortgage Corporation (the "Lender"), the Property presently is encumbered by a mortgage dated July 30, 1998, and recorded August 3, 1998 (the "Assumed Deed of Trust") and certain other security and related documents in connection with the Loan (collectively, the "Assumed Encumbrances"). The Loan is evidenced by that certain promissory note dated July 30, 1998 in the original principal amount of $4,900,000.00 (the "Note," and together with the Assumed Deed of Trust and the Assumed Encumbrances and any other documents executed by Seller in connection with the Loan, the "Assumed Loan Documents"), and payable to the order of the Lender. Seller has advised Purchaser that the outstanding principal balance of the Note as of the Effective Date (after October 2003 payment was made) is $4,582,753.00 and that the monthly payments of principal and interest under the Note presently are $31,456.28. On the Effective Date Seller agrees that it will make available to Purchaser (in the same manner in which Seller is permitted to make the Materials available to Purchaser under Section 3.5.1) copies of the Assumed Loan Documents which are in Seller's possession or reasonable control (subject to Section 3.5.2).

4.5.2 If this Contract is not terminated in accordance with the terms hereof, Purchaser agrees that, subject to Section 5.4.7 hereof, at the Closing (a) Purchaser shall assume Seller's obligations under the Note and all of the other Assumed Loan Documents and accept title to the Property subject to the Assumed Deed of Trust and the Assumed Encumbrances, and (b) the Lender shall release Seller, as well as any guarantors and other obligated parties under the Assumed Loan Documents, from all liability and obligations under the Assumed Loan Documents (and any related guarantees or letters of credit), including, without limitation, any obligation to make payments of principal and interest under the Note (referred to herein as the "Loan Assumption and Release").

4.5.3 Purchaser further acknowledges that the Assumed Loan Documents require the satisfaction by Purchaser of certain requirements as set forth therein to allow for the Loan Assumption and Release. Accordingly, Purchaser, at its sole cost and expense and within 15 days after the Effective Date, shall submit its loan application to Lender for the Loan Assumption. Purchaser's requested assumption shall not include any requirement by Purchaser to (a) change the terms of the Loan, or (b) obtain any secondary financing from Lender or any other lender. Purchaser hereby agrees to satisfy all requirements set forth in the Assumed Loan Documents to allow for the Loan Assumption and Release. Purchaser shall comply with Lender's assumption guidelines in connection with the Loan Assumption and Release; provided, however, Purchaser shall only be required to comply with standard Freddie Mac loan guidelines applicable to qualified borrowers similar to Purchaser, which guidelines are in effect as of the time the loan application is submitted by Purchaser. Purchaser shall pay all fees and expenses (including, without limitation, all servicing fees and charges, transfer fees, assumption fees, title fees, endorsement fees, prepayment penalties, charges, premiums or other fees, and other fees to release Seller of all liability under the Loan) imposed or charged by the Lender or its counsel (such fees and expenses collectively being referred to as the "Lender Fees"), in connection with and as necessary for Purchaser to obtain approval of Loan Assumption and Release (which obligation shall survive the termination of this Contract and the Closing). Additionally, to the extent such requirements comply with standard Freddie Mac loan guidelines then in effect for similarly qualified borrowers as of the time the loan application is submitted by Purchaser, Purchaser shall be responsible for (a) replacing (and increasing to the extent required by Lender) all reserves, impounds and other accounts required to be maintained in connection with the Loan, and (b) funding any additional reserves, impounds or accounts required by Lender to be maintained by Purchaser in connection with the Loan after the Loan Assumption and Release (the foregoing amounts in (a) and (b) collectively referred to herein as the "Required Loan Fund Amounts"). Any existing reserves, impounds and other accounts required to be replaced by Purchaser pursuant to the foregoing sentence shall be released in Good Funds to Seller at the Closing. Purchaser agrees promptly to deliver to the Lender all documents and information required by the Assumed Loan Documents, and such other information or documentation as the Lender reasonably may request, including, without limitation, financial statements, income tax returns and other financial information for Purchaser and any required guarantor. Seller agrees that it will cooperate with Purchaser and Lender, in connection with Purchaser's application to Lender for approval of the Loan Assumption and Release. Any costs incurred by Seller in connection with providing such cooperation shall be the sole responsibility of Seller; provided, however, in no event shall Seller be liable for any Lender Fees. Purchaser shall order a Phase I Environmental study (prepared by an environmental engineer reasonably acceptable to Seller and Lender), and Purchaser covenants that if this Contract is not terminated in accordance with the terms hereof, such Phase I Environmental study shall be delivered to Seller and Lender no later than 10 days prior to the Closing Date in connection with and as a precondition to the Loan Assumption and Release.

4.5.4 Provided that (a) Purchaser fully complies with its obligations under this Contract (including this Section 4.5) and (b) despite Purchaser's best efforts to expeditiously and diligently initiate and pursue all steps necessary to obtain the Loan Assumption and Release and (c) for reasons not caused by Purchaser, Purchaser does not obtain the consent of the Lender to obtain the Loan Assumption and Release within 45 days after the Effective Date (the "Loan Approval Period"), then Purchaser shall have the right to give Escrow Agent notice terminating this Contract based solely on the fact that the Loan Assumption and Release has not been approved based upon the foregoing condition in subparagraph (c) (the "Loan Approval Termination") on or before the expiration of the Loan Approval Period, in which event this Contract shall be of no further force and effect, subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, and Escrow Agent shall forthwith return the Deposit to Purchaser. If Purchaser fails to provide Seller with such written notice of termination prior to the expiration of the Loan Approval Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section 4.5.4 shall be permanently waived, this Contract shall remain in full force and effect, the Deposit shall be non-refundable, and Purchaser's obligation to obtain the Lender's approval of the Loan Assumption and Release and to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in
Section 8.1. Purchaser recognizes and agrees that if the Loan Approval Period expires and Purchaser does not terminate this Contract, the Loan Assumption and Release shall not be a condition to Purchaser's obligation to close, and, if the Loan Assumption and Release is not obtained and the Closing has not occurred on or before the Closing Date, Purchaser shall be in default under this Contract, entitling the Seller to terminate this Contract, in which event the Deposit shall be immediately released to Seller by the Escrow Agent and this Contract shall be of no further force and effect, subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination.

                                   ARTICLE 5
                                    CLOSING

5.1 Closing Date. The Closing shall occur no later than December 30, 2003 (the "Closing Date"), through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. The Closing Date may be extended without penalty at the option of Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above to satisfy a condition to be satisfied by Seller, or such earlier or later date as is mutually acceptable to Seller and Purchaser.

5.2 Seller Closing Deliveries. No later than 1 Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent (for disbursement to Purchaser upon the Closing), each of the following items:

5.2.1 Limited Warranty Deed (the "Deed") in the form attached as Exhibit B to Purchaser, subject to the Permitted Exceptions.

5.2.2 A Bill of Sale in the form attached as Exhibit C.

5.2.3 A General Assignment in the form attached as Exhibit D (the "General Assignment").

5.2.4 An Assignment of Leases and Security Deposits in the form attached as Exhibit E (the "Leases Assignment").

5.2.5 A letter prepared by Seller and countersigned by Purchaser to each of the vendors under the Terminated Contracts informing them of the termination of such Terminated Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Contract) (the "Vendor Terminations").

5.2.6 A closing statement executed by Seller.

5.2.7 A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract. Seller informs Purchaser that Title Insurer has agreed to insure the gap in connection with the Closing, if required, based solely on Title Insurer's receipt of Seller's standard title affidavit.

5.2.8 A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

5.2.9 A rent roll for the Property certified by Seller, but limited to Seller's knowledge, listing the monthly base rent payable, lease expiration date and unapplied security deposit as of the Closing Date.

5.2.10 Resolutions, certificates of good standing, and such other organizational
documents  as  Title  Insurer  shall  reasonably  require  evidencing   Seller's
authority to consummate this transaction.

5.2.11 An operating statement for the Property as of the month immediately preceding the month in which the Closing occurs, certified by Seller, but limited to Seller's knowledge.

5.2.12 Such other instruments, documents or certificates as are required to be delivered by Seller to Purchaser in accordance with any of the other provisions of this Contract.

5.3 Purchaser Closing Deliveries. No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

5.3.1 The full Purchase Price (with credit for the Deposit and, if applicable, the Loan Balance), plus or minus the adjustments or prorations required by this Contract.

5.3.2 If required by Title Insurer, a title affidavit or at Purchaser's option an indemnity, as applicable, in the customary form reasonably acceptable to Purchaser to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Purchaser to any greater liability, or impose any additional obligations, other than as set forth in this Contract and shall only concern liens filed against the Property as a result of the actions of Purchaser or Purchaser's Consultants.

5.3.3 Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of the Property.

5.3.4 A closing statement executed by Purchaser.

5.3.5 A countersigned counterpart of the General Assignment.

5.3.6 A countersigned counterpart of the Leases Assignment.

5.3.7 Notification letters to all Tenants prepared and executed by Purchaser in the form attached hereto as Exhibit F.

5.3.8 A countersigned counterpart of the Vendor Terminations; provided, however, that such Vendor Terminations do not subject Purchaser to any greater liability, or impose any additional obligations other than as set forth in this Contract.

5.3.9 Any cancellation fees or penalties due to any vendor under any Terminated Contract as a result of the termination thereof.

5.3.10 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.

5.3.11 If Purchaser elects to cause and the Lender has agreed to permit the Loan Assumption and Release, all documents, instruments, guaranties, Lender Fees, Required Loan Fund Amounts, and other items or funds required by the Lender to cause the Loan Assumption and Release.

5.3.12      Intentionally Omitted.

5.3.13 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Contract.

5.4   Closing Prorations and Adjustments.

5.4.1 General. All normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing. Such adjustments shall be paid by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser), by increasing or reducing the cash to be paid by Purchaser at Closing.

5.4.2 Operating Expenses. All of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of the Property, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.

5.4.3 Utilities. The final readings and final billings for utilities will be made if possible as of the Closing Date, in which case Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and Seller shall notify each utility company serving the Property to terminate Seller's account, effective as of noon on the Closing Date.

5.4.4 Real Estate Taxes. In the event any of the real estate ad valorem or similar taxes for the Property are delinquent at the time of Closing, Seller shall pay same at Closing. Any real estate ad valorem or similar taxes for the Property for the calendar year in which Closing occurs, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures (assuming payment at the earliest time to allow for the maximum possible discount) for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year (assuming payment at the earliest time to allow for the maximum possible discount). The proration of real property taxes or installments of assessments shall be final and not subject to re-adjustment after Closing.

5.4.5 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, subject to proration of operating expenses under Section 5.4.2; provided, however, that Seller shall be responsible for any monetary obligations accruing thereunder to the date of Closing.

5.4.6 Leases.

5.4.6.1 All collected rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of the Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either
(a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing
(a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay Seller such accrued Uncollected Rents as and when collected by Purchaser for a period of six (6) months after the Closing Date; provided, however, after the Closing all sums collected by Purchaser for any tenant delinquent in its rent shall first be applied to pay Purchaser the amount of any rent owing for the period after the Closing and the amount of Purchaser's out of pocket costs of collection, and then such remaining amount shall be distributed by Purchaser to Seller toward the Uncollected Rents. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected Rents owed to Seller by any Tenant which is no longer in possession at the Property, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by Seller of such right.

5.4.6.2 At Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits or required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by Seller which constitute the Tenant Security Deposit Balance shall be retained by Seller in exchange for the foregoing credit against the Purchase Price and shall not be transferred by Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser. The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

5.4.6.3 With respect to operating expenses, taxes, utility charges, other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases, to the extent that Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall reserve a credit therefor at Closing. With respect to any payments received by Purchaser after the Closing allocable to Seller prior to Closing, Purchaser shall promptly pay the same to Seller.

5.4.7 Existing Loan. Seller shall be responsible for all principal payments required to be paid under the terms of the Note prior to Closing, together with all interest accrued under the Note prior to Closing. Purchaser shall be responsible for the payment of all principal required to be paid from and after Closing, together with all interest accruing under the Note from and after Closing. Purchaser also shall be responsible for all Lender Fees and all other fees, penalties, interest and other amounts due and owing from and after Closing under the Assumed Loan Documents. As set forth in Section 4.5.3, any existing reserves, impounds and other accounts maintained in connection with the Loan shall be released in Good Funds to Seller at the Closing.

5.4.8 Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.

5.4.9 Employees. All of Seller's and Seller's manager's on-site employees shall have their employment at the Property terminated as of the Closing Date.

5.4.10 Closing Costs. Purchaser shall pay any transfer, mortgage assumption, sales, use, gross receipts or similar taxes, any premiums or fees required to be paid by Purchaser with respect to the Title Policy pursuant to Section 4.1, and one-half of the customary closing costs of the Escrow Agent. Seller shall pay the base premium for the Title Policy to the extent required by Section 4.1, the cost of recording any instruments required to discharge any liens or encumbrances against the Property, and one-half of the customary closing costs of the Escrow Agent.

5.4.11 Utility Contracts. If Seller has entered into an agreement for the purchase of electricity, gas or other utility service for the Property or a group of properties (including the Property) (a "Utility Contract"), or an affiliate of Seller has entered into a Utility Contract, then, at the option of Seller, (a) Purchaser either shall assume the Utility Contract with respect to the Property, or (b) the reasonably calculated costs of the Utility Contract attributable to the Property from and after the Closing shall be paid to Seller at the Closing and Seller shall remain responsible for payments under the Utility Contract.

5.4.12 Survival. The provisions of this Section 5.4 shall survive the Closing and delivery of the Deed to Purchaser.

5.4.13 Possession. Possession of the Property, subject to the Leases, Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted
Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the Purchase Price. To the extent reasonably available to Seller, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and Seller's books and records (other than proprietary information) regarding the Property shall be made available to Purchaser at the Property after the Closing.

5.4.14 Tax Appeals. Purchaser acknowledges that Seller may have filed one or more appeals (collectively, the "Appeal") with respect to real estate ad valorem or other similar property taxes applicable to the Property (the "Property Taxes").

5.4.14.1 If such Appeal relates to any Tax Year (defined below) prior to the Tax Year in which the Closing occurs, Seller shall be entitled, in Seller's sole discretion, to continue to pursue such Appeal after the Closing Date, and, in the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to any such prior Tax Year, Seller shall be entitled to the full amount of any rebate, refund or reduction (collectively, a "Refund") resulting from the Appeal. Purchaser shall execute any documents reasonably requested by Seller for the purpose of facilitating Seller's prosecution of the Appeal or collecting any Refund. Seller shall not be obligated to continue to pursue any Appeal with respect to the Property, including, without limitation, any Appeal that relates to a Tax Year during or after the Tax Year in which Closing occurs.

5.4.14.2 If such Appeal relates to the Tax Year in which Closing occurs, then, prior to the Closing, Seller shall notify Purchaser whether Seller desires to continue to process the Appeal from and after the Closing Date. If Seller fails to notify Purchaser of its election to continue the Appeal, Seller will be deemed to have elected not to continue the Appeal from and after the Closing Date and the provisions of Section 5.4.14.2(b) shall apply.

                        (a) If Seller elects to continue the Appeal, then, from and after the Closing Date, Seller agrees that it will continue, at Seller's sole cost and expense, to reasonably prosecute the Appeal to conclusion with the applicable governmental tribunal (including any further appeals which Seller deems reasonable to pursue). In the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to the Tax Year in which Closing occurs, then Purchaser and Seller shall share any Refund on a pro rata basis (in accordance with the number of days in the Tax Year of Closing that each held title to the Property) after first reimbursing Seller for its actual, reasonable and documented third-party costs (collectively, the "Third-Party Costs") incurred in connection with the Appeal. If Third-Party Costs equal or exceed the amount of the Refund, then Seller shall be entitled to the full amount of the Refund.

                        (b) If Seller does not elect to continue the Appeal, then, from and after the Closing Date, Purchaser agrees that it will continue, at Purchaser's sole cost and expense, to reasonably prosecute the Appeal to conclusion with the applicable governmental tribunal (including any further appeals which Purchaser deems reasonable to pursue). In the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to the Tax Year in which Closing occurs, then Purchaser and Seller shall share any Refund on a pro rata basis (in accordance with the number of days in the Tax Year of Closing that each held title to the Property) after first reimbursing each of Purchaser and Seller for their respective Third-Party Costs incurred in connection with the Appeal. If Third-Party Costs equal or exceed the amount of the Refund, then the Refund shall be applied to such Third-Party Costs on a pro rata basis, with each of Purchaser and Seller receiving a portion of the Refund equal to the product of (i) a fraction, the numerator of which is the respective party's Third-Party Costs, and the denominator of which is the total of both parties' Third-Party Costs, and (ii) the amount of the Refund.

5.4.14.3 For purposes of this Section 5.4.14, "Tax Year" shall mean each 12-month period for which the applicable taxing authority assesses Property Taxes, which may or may not be a calendar year.

5.5 Post Closing Adjustments. In general, and except as provided in this Contract or the Closing Documents, Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period commencing on and after the Closing Date. Purchaser or Seller may request that Purchaser and Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items (a) after the expiration of 120 days after Closing, or (b) subject to such 120-day period, unless such items exceed $2,000.00 in magnitude (either individually or in the aggregate). The provisions of this Section 5.6 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 6
             REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER

6.1 Seller's Representations. Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Property Contracts, or the Materials, or which is otherwise known by Purchaser prior to the Closing, Seller represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):

6.1.1 Seller hereby acknowledges that as of the Effective Date Seller is not in good standing under the laws of the state of its formation set forth in the initial paragraph of this Contract, and Seller is currently taking all measures necessary and appropriate to obtain its reinstatement under the laws of the state of its formation; and at the Closing Seller, acting through any of its or their duly empowered and authorized officers or members, shall have all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and subject to Section 8.2.4 has or at the Closing will have the full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Seller herein, and to perform its obligations hereunder. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on Seller's ability to consummate the transaction contemplated by this Contract or on the Property. This Contract is a valid, binding and enforceable agreement against Seller in accordance with its terms, subject to bankruptcy and similar laws affecting the rights and remedies of creditors generally;

6.1.2 Other than the Leases, the Property is not subject to any written lease executed by Seller or, to Seller's knowledge, any other possessory interests of any person;

6.1.3 Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;

6.1.4 Except for any actions by Seller to evict Tenants under the Leases, to Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property;

6.1.5 To Seller's knowledge, Seller has not received any written notice of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property;

6.1.6 To Seller's knowledge, (A) Seller has not received any written notice of any material default by Seller under any of (i) the Property Contracts that will not be terminated on the Closing Date, or (ii) the Leases; (B) no Tenant is in default under the Leases except as shown on the Rent Roll delivered by Seller to Purchaser and as of the Effective Date, there are no pending eviction actions against any Tenant; (C) the Rent Roll is true and correct in all material respects; (D) no Tenant has any option to purchase the Property; (E) the operating reports delivered by Seller to Purchaser (as described in section (g) of Schedule 3.5 attached hereto) are true and correct in all material respects,
(F) the copies of the Leases delivered by Seller to Purchaser (or made available to Purchaser) are true and correct copies of all the Leases, and (G) the copies of the Property Contracts delivered by Seller to Purchaser (or made available to Purchaser) are true and correct copies of all the Property Contracts.

6.1.7 To Seller's knowledge: (A) no hazardous or toxic materials or other substances regulated by applicable federal or state environmental laws are stored by Seller on, in or under the Property in quantities which violate applicable laws governing such materials or substances, and (B) the Property is not used by Seller for the storage, treatment, generation or manufacture of any hazardous or toxic materials or other substances in a manner which would constitute a violation of applicable federal or state environmental laws.

6.2 AS-IS. Except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment). Purchaser agrees that Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Property except as provided in Section 6.1 and Section
9.1 herein, in the Deed and in the Leases Assignment. Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Property except as provided in Section 6.1 and
Section 9.1 herein, in the Deed and in the Leases Assignment. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, PCBs and radon in and about the Property), reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, and Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller's Indemnified Parties except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment. Except as provided in Section 6.1 and Section 9.1 herein, in the Deed and in the Leases Assignment. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever subject to the provisions of Section 8.1 hereof; and Purchaser shall close title and accept delivery of the Deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Contract, subject to the provisions of Section 8.1 hereof. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters except as otherwise expressly provided herein. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deed to Purchaser.

6.3 Survival of Seller's Representations. Seller and Purchaser agree that Seller's Representations shall survive Closing for a period of 6 months (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to Seller's Representations contained herein except to the extent that Purchaser has requested arbitration against Seller during the Survival Period for breach of any of Seller's Representations. Under no circumstances shall Seller be liable to Purchaser for more than $202,000 in any individual instance or in the aggregate for all breaches of Seller's Representations, nor shall Purchaser be entitled to bring any claim for a breach of Seller's Representations unless the claim for damage (either in the aggregate or as to any individual claim) by Purchaser exceeds $2,500. In the event that Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

6.4 Definition of Seller's Knowledge. Any representations and warranties made "to the knowledge of Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Jennifer Webb who is the Regional Property Manager handling this Property (the "Regional Property Manager"), and Monica Yager who is the property manager for this Property (the "Property Manager").

6.5 Representations And Warranties Of Purchaser. For the purpose of inducing Seller to enter into this Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following (collectively, the "Purchaser's Representations") as of the Effective Date and as of the Closing Date:

6.5.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Georgia.

6.5.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms, subject to bankruptcy and similar laws affecting the rights and remedies of creditors generally.

6.5.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

6.5.4 Other than Seller's Representations, as provided in Section 9.1 herein, in the Deed and in the Leases Assignment, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller (including, without limitation, Broker) in connection with this Contract and the acquisition of the Property.

6.5.5 The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires the Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

6.6 .Survival of Purchaser's Representations. Seller and Purchaser agree that Purchaser's Representations shall survive Closing for a period of 6 months (the "Survival Period"). Purchaser shall have no liability after the Survival Period with respect to Purchaser's Representations contained herein except to the extent that Seller has filed a lawsuit against Purchaser during the Survival Period for breach of any of Purchaser's Representations. Under no circumstances shall Purchaser be liable to Seller for more than $202,000 in any individual instance or in the aggregate for all breaches of Purchaser's Representations, nor shall Seller be entitled to bring any claim for a breach of Purchaser's Representations unless the claim for damage (either in the aggregate or as to any individual claim) by Seller exceeds $2,500.00. In the event Purchaser breaches any representation contained in Section 6.5 and Seller had knowledge of such breach prior to the Closing Date, Seller shall be deemed to have waived any right of recovery, and Purchaser shall not have any liability in connection therewith.

6.7 Definition of Purchaser's Knowledge. Any representations and warranties made "to the knowledge of Purchaser" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Purchaser's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Purchaser and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Purchaser, or any affiliate of the Purchaser, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to William M. Warfield, who is the president of Purchaser, and Rick Scarola.

                                    ARTICLE 7
                           OPERATION OF THE PROPERTY

7.1 Leases and Property Contracts. During the period of time from the Effective Date to the Closing Date, in the ordinary course of business Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, Seller agrees that any such new or modified Property Contracts (a) shall not in the case of a new Property Contract have a term in excess of 1 year, and in the case of any modified Property Contract shall not be modified to extend the term thereof in excess of 1 year,
(b) shall be executed in the ordinary course of Seller's business and (c) in the case of new Property Contracts shall be terminable upon thirty (30) days or less notice without penalty or cost and in the case of any modified Property Contract shall not be modified to revise the termination provisions thereof without Purchaser's prior written consent; and provided further that any new, renewed or modified Leases shall not have a term in excess of 1 year, shall be executed in Seller's ordinary course of business, and shall be on Seller's standard form lease (which is subject to change but in no event shall be in a form that violates Ohio law). Seller agrees to promptly deliver to Purchaser copies of any new or modified Property Contracts entered into by Seller after the Effective Date.

7.2 General  Operation of  Property.  Except as  specifically  set forth in this
Article 7, Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address (a) any life or safety issue at the Property or (b) any other matter which in Seller's reasonable discretion materially adversely affecting the use, operation or value of the Property, Seller will not make any material alterations to the Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed. Seller agrees to maintain its existing insurance policies (or replacement policies on comparable terms) covering the Property in full force and effect until the Closing Date.

7.3 Liens. Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.

7.4 Management Agreement. The existing management agreement for the Property will be terminated on or prior to the Closing Date with no liability to Purchaser.

                                   ARTICLE 8
                         CONDITIONS PRECEDENT TO CLOSING

8.1 Purchaser's Conditions to Closing. Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date;

8.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder; and

8.1.4 The occupancy rate at the Property shall not be below eighty-five percent (85%) as of 10 days prior to the Closing Date;

      Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Section
8.1. If any condition set forth in Sections 8.1.1, 8.1.3 or 8.1.4 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, (b) if such failure constitutes a default by Seller, exercise any of its remedies pursuant to Section 10.2 or (c) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent. If the condition set forth in Section 8.1.2 is not met, Purchaser may, as its sole and exclusive remedy, (i) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent, or (ii) waive such condition and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price. Notwithstanding the foregoing, Seller and Purchaser acknowledge that Purchaser retains and does not waive any right that Purchaser may have by law with respect to a claim against Seller for any fraudulent misrepresentation made by Seller to Purchaser; however this sentence shall not be construed to expand or in any way enhance any such rights of Purchaser, and Seller is not agreeing to waive any defenses in connection with any such claim.

8.2 Without limiting any of the rights of Seller elsewhere provided for in this Contract, Seller's obligation to close with respect to conveyance of the Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.2.1 All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.2.2 Each of the representations, warranties and covenants of Purchaser contained herein shall be true in all material respects as of the Closing Date;

8.2.3 Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder;

8.2.4 To the extent required, Seller shall have received all consents and approvals to the consummation of the transactions contemplated hereby (a) of Seller's partners, members, managers, shareholders or directors to the extent required by Seller's (or Seller's affiliates') organizational documents, or (b) that are required by law. Seller agrees to use its best efforts to obtain such consents and approvals by the expiration of the Feasibility Period, and Seller agrees that if Seller is unable to obtain such consents and approvals by the expiration of the Feasibility Period, then Purchaser shall have the right to terminate this Contract by giving written notice to Seller and Escrow Agent on or before December 19, 2003. If Purchaser exercises such right to terminate, (a) this Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, (b) Escrow Agent shall forthwith return the Deposit to Purchaser, and (c) Seller shall reimburse Purchaser for its out of pocket due diligence expenses and costs incurred in connection with the transaction contemplated by this Contract, including, without limitation reasonable attorneys fees and costs, in the aggregate not to exceed $38,000.00 (collectively, the "Due Diligence Expenses"). Purchaser shall provide Seller with written substantiation of the cost incurred in connection with the Due Diligence Expenses. Seller shall pay the Purchaser the Due Diligence Expenses within thirty (30) days of the presentation of such written substantiation to Seller from Purchaser; and

8.2.5 In accordance with the terms set forth in Section 4.5.2, Purchaser shall have obtained approval from the Lender for the Loan Assumption and Release.

      If any of the foregoing conditions to Seller's obligation to close with respect to conveyance of the Property under this Contract are not met, Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, or (b) terminate this Contract, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1.

                                   ARTICLE 9
                                   BROKERAGE

9.1 Indemnity. Seller represents and warrants to Purchaser that it has dealt only with Ms. Debbie Corson of Apartment Realty Advisors Midwest, Inc., 331 Regency Ridge Drive, Dayton, Ohio 45459 (937-439-1094 (telephone), 937-439-1855 (facsimile)) ("Broker") in connection with this Contract. Seller and Purchaser each represents and warrants to the other that, other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

9.2 Survival. Seller agrees to pay Broker a commission according to the terms of a separate contract. Broker shall not be deemed a party or third party beneficiary of this Contract.

9.3 Broker Signature Page. Broker shall execute the signature page for Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Broker will not be necessary to amend any provision of this Contract.

                                   ARTICLE 10
                              DEFAULTS AND REMEDIES

10.1 Purchaser Default.  If Purchaser  defaults in its obligations  hereunder to
(a) deliver the Initial Deposit or Additional Deposit, (b) deliver to the Seller the deliveries specified under Section 5.3 on the date required thereunder, or
(c) deliver the Purchase Price at the time required by Section 2.2.4 and close on the purchase of the Property on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice from Seller, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Deposit is liquidated damages and recourse to the Deposit is, except for Purchaser's indemnity obligations hereunder, Seller's sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Property or breach of a representation or warranty. Seller expressly waives the remedies of specific performance and additional damages for such default by Purchaser. SELLER AND PURCHASER ACKNOWLEDGE THAT SELLER'S DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLER, AND SHALL BE SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY OBLIGATIONS HEREUNDER.

10.2 Seller Default. If Seller, prior to the Closing, defaults in its warranties, covenants, or obligations under this Contract, including to sell the Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, either (A) this Contract shall terminate, and all payments and things of value, including the Deposit, provided by Purchaser hereunder shall be returned to Purchaser and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, which damages shall not exceed $50,000 in aggregate, or (B) Purchaser may seek specific performance of Seller's obligation to deliver the Deed pursuant to this Contract (but not damages). Purchaser agrees that it shall promptly deliver to Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Seller pursuant to the foregoing sentence. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLER FOR ANY BREACH BY SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS OR ITS OBLIGATIONS UNDER THIS CONTRACT. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST THE PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.

                                   ARTICLE 11
                            RISK OF LOSS OR CASUALTY

11.1 Major Damage. Seller shall provide Purchaser with prompt notification of any known fire or other casualty at the Property. In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $300,000, then Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to terminate this Contract by delivering written notice to Seller. In the event Purchaser fails to terminate this Contract within the foregoing 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.2 Minor Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs to the extent of any recovery from insurance carried on the Property if they can be reasonably effected before the Closing. Subject to
Section 11.3, if Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.3 Repairs. To the extent that Seller elects to commence any repair, replacement or restoration of the Property prior to Closing, then Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 12
                                 EMINENT DOMAIN

12.1 Eminent Domain. Seller shall provide Purchaser with prompt notification of any known pending or threatened eminent domain action. In the event that, at the time of Closing, any material part of the Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Contract by giving written notice within 10 days after Purchaser's receipt from Seller of notice of the occurrence of such event, and if Purchaser so terminates this Contract shall recover the Deposit hereunder. If Purchaser fails to terminate this Contract within such 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price and Purchaser shall receive the full benefit of any condemnation award.

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1 Binding Effect of Contract. This Contract shall not be binding on either party until executed by both Purchaser and Seller. As provided in Section 2.3.5 and Section 9.3 above, neither the Escrow Agent's nor the Broker's execution of this Contract shall be a pre-requisite to its effectiveness.

13.2 Exhibits And Schedules. All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.

13.3 Assignability. This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller, except that Purchaser may assign this Contract to one or more entities so long as (a) William M. Warfield (the president of Purchaser) is the managing member of such purchasing entity or the managing member of the managing member of such purchasing entity, (b) Covenant Apartment Fund III, L.P. (or another fund created and operated by Covenant Capital Group, LLC) owns at least a 51% voting and economic interest in such purchasing entity, (c) Purchaser is not released from its liability hereunder, and (d) Purchaser promptly notifies Seller of such transfer.

13.4 Binding Effect. Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

13.5 Captions. The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

13.6 Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

13.7 Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; (c) sent by certified or registered mail, return receipt requested, or (d) sent by facsimile. All notices shall be deemed effective when actually delivered as documented in a delivery receipt (or a statement generated by the transmitting facsimile machine in the case of delivery by facsimile); provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

            To Purchaser:
            Prominent Realty Group of Georgia, Inc.
            3401 West End Avenue, Suite 680
            Nashville, Tennessee  37203
            Attention:  Mr. Rick Scarola
            Telephone:  615-250-1602
            Facsimile:   615-356-6170

            and a copy to:

            Paul Huang, Esq.
            Foltz Martin LLC
            Five Piedmont Center, Suite 750
            Atlanta, Georgia  30305-1541
            Telephone:  404-231-9397
            Facsimile:   404-237-1659

            and a copy to:

            Douglas Foppe
            Prominent Realty Group of Georgia
            4534 Cape Kure Court
            Norcross, Georgia  30092
            Telephone:  678-966-0066
            Facsimile:  678-966-0603
            To Seller:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Patrick Slavin
            Telephone:  303-691-4340
            Facsimile:  303-300-3282

            And:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282


            with copy to:

            Chad Asarch, Esq.
            Vice President and Assistant General Counsel
            AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Facsimile:  303-300-3297

            and a copy to:

            Loeb & Loeb LLP
            10100 Santa Monica Boulevard, Suite 2200
            Los Angeles, California  90067
            Attention:  Karen N. Higgins, Esq., and
                        Loretta Thompson, Esq.
            Facsimile:  310-282-2200

      Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:


            Fidelity National Title Insurance Company
            3D International Tower
            1900 West Loop South, Suite 650
            Houston, Texas  77027
            Attention:  Ms. Lolly Avant
            Telephone:  713-621-9960
            Facsimile:  713-623-4406

      Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.

13.8 Governing Law And Venue. The laws of the State of Ohio shall govern the validity, construction, enforcement, and interpretation of this Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the state in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

13.9 Entire Agreement. This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and contracts, whether written or oral.

13.10 Amendments. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in
Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and
(b) as provided in Section 9.3 above, the signature of the Broker shall not be required as to any amendment of this Contract

13.11 Severability. In the event that any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.

13.12 Multiple Counterparts/Facsimile Signatures. This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

13.13 Construction. No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

13.14 Confidentiality. Purchaser shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Contract (a) as required by law or by regulatory or judicial process, (b) to consummate the terms of this Contract, or any financing relating thereto, (c) to the extent such information is a matter of public record, (d) to Purchaser's Consultants or Seller's lenders, attorneys or accountants, or (e) to Purchaser's prospective investors; provided, however, prior to any disclosure to a prospective investor, Purchaser shall notify such prospective investor of Purchaser's confidentiality obligations as set forth in this Section 13.14, and Purchaser shall cause such prospective investor to comply with same. Any information and Materials provided by Seller to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than as permitted by this Section 13.14, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion. Notwithstanding the foregoing, the parties (and each employee, representative, or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the transaction, provided, however, that no party (and no employee, representative, or other agent thereof) shall disclose any other information that is not relevant to understanding the tax treatment and tax structure of the transaction (including the identity of any party and any information that could lead another to determine the identity of any party), or any other information to the extent that such disclosure could result in a violation of any federal or state securities law. Notwithstanding the provisions of Section 13.9, Purchaser agrees that the covenants, restrictions and agreements of Purchaser contained in any confidentiality agreement executed by Purchaser prior to the Effective Date shall survive the execution of this Contract and shall not be superceded hereby.

13.15 Time Of The Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.

13.16 Waiver. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.

13.17 Attorneys Fees. In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.

13.18 Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

13.19 1031 Exchange. Seller and Purchaser acknowledge and agree that the purchase and sale of the Property may be part of a tax-free exchange under
Section 1031 of the Code for either Purchaser or Seller. Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange, and (d) no dates in this Contract will be extended as a result thereof. Notwithstanding anything to the contrary contained in the foregoing, if Seller so elects to close the transfer of the Property as an exchange, then (i) Seller, at its sole option, may delegate its obligations to transfer the Property under this Contract, and may assign its rights to receive the Purchase Price from Purchaser, to a deferred exchange intermediary (an "Intermediary") or to an exchange accommodation titleholder, as the case may be; (ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Seller pursuant to this Contract; (iii) Seller shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Purchaser; and (v) the closing of the transfer of the Property to Purchaser shall be undertaken by direct deed from Seller (or, if applicable, from other affiliates of Seller whom Seller will cause to execute such deeds) to Purchaser or to exchange accommodation titleholder, as the case may be. Notwithstanding anything to the contrary contained in the foregoing, if Purchaser so elects to close the acquisition of the Property as an exchange, then (i) Purchaser, at its sole option, may delegate its obligations to acquire the Property under this Contract, and my assign its rights to receive the Property from Seller, to an Intermediary or to an exchange accommodation titleholder, as the case may be;
(ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Purchaser pursuant to this Contract; (iii) Purchaser shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Seller; and (v) the closing of the acquisition of the Property by Purchaser or the exchange accommodation titleholder, as the case may be, shall be undertaken by direct deed from Seller (or, if applicable, from other affiliates of Seller whom Seller will cause to execute such deeds) to Purchaser (or to exchange accommodation titleholder, as the case may be).

13.20 No Personal Liability of Officers, Trustees or Directors of Seller's Partners. Purchaser acknowledges that this Contract is entered into by Seller which is an Ohio limited partnership, and Purchaser agrees that none of Seller's Indemnified Parties shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.

13.21 No Exclusive Negotiations. Seller shall have the right, at all times prior to the expiration of the Feasibility Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Seller shall not enter into any contract or binding Contract with a third-party for the sale of the Property unless such Contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.

13.22 ADA Disclosure. Purchaser acknowledges that the Property may be subject to the federal Americans With Disabilities Act (the "ADA"), and the federal Fair Housing Act (the "FHA"). The ADA requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make the Property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Seller makes no warranty, representation or guarantee of any type or kind with respect to the Property's compliance with the ADA or the FHA (or any similar state or local law), and Seller expressly disclaims any such representation.

13.23 No Recording. Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without Seller's prior written consent, which consent may be withheld at Seller's sole discretion. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the Contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.

13.24 Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

13.25 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in the state in which the Property is located. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the prevailing party and charge the cost of arbitration to the party which is not the prevailing party. Notwithstanding anything herein to the contrary, this
Section 13.25 shall not prevent Purchaser or Seller from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the state in which the Property is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.

13.26 AIMCO Marks. Purchaser agrees that Seller, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose.

13.27 Non-Solicitation of Employees Prior to Expiration of the Loan Approval Period. Purchaser acknowledges and agrees that, prior to the expiration of the Loan Approval Period, without the express written consent of Seller, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall solicit any of Seller's employees or any employees located at the Property for potential employment.

13.28 Survival. Except for (a) all of the provisions of this Article 13 (other than Section 13.19, 13.21 and 13.23), and (b) any provision of this Contract which expressly states that it shall so survive (the foregoing (a) and (b) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.

13.29 Multiple Purchasers. As used in this Contract, the term "Purchaser" means all entities acquiring any interest in the Property at the Closing, including, without limitation, any assignee(s) of the original Purchaser pursuant to
Section 13.3 of this Contract. In the event that "Purchaser" has any obligations or makes any covenants, representations or warranties under this Agreement, the same shall be made jointly and severally by all entities being a Purchaser hereunder. In the event that Seller receives notice from any entity being a Purchaser hereunder, the same shall be deemed to constitute notice from all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder takes any action, breaches any obligation or otherwise acts pursuant to the terms of this Contract, the same shall be deemed to be the action of the other entity(ies) being a Purchaser hereunder and the action of "Purchaser" under this Contract. In the event that Seller is required to give notice or take action with respect to Purchaser under this Contract, notice to any entity being a Purchaser hereunder or action with respect to any entity being a Purchaser hereunder shall be a notice or action to all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder desire to bring an action or arbitration against Seller, such action must be joined by all entities being a Purchaser hereunder in order to be effective. In the event that there is any agreement by Seller to pay any amount pursuant to this Contract to Purchaser under any circumstance, that amount shall be deemed maximum aggregate amount to be paid to all parties being a Purchaser hereunder and not an amount that can be paid to each party being a Purchaser hereunder. In the event that Seller is required to return the Initial Deposit, Additional Deposit or other amount to Purchaser, Seller shall return the same to any entity being a Purchaser hereunder and, upon such return, shall have no further liability to any other entity being a Purchaser hereunder for such amount. The foregoing provisions also shall apply to any documents, including, without limitation, the General Assignment and Assumption and the Assignment and Assumption of Leases and Security Deposits, executed in connection with this Contract and the transaction(s) contemplated hereby.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                                     Seller:

                                         WESTLAKE EAST ASSOCIATES LIMITED
                                         PARTNERSHIP,
                                         an Ohio limited partnership

                                        By:    Fox Strategic Housing Income
                                               Partners,
                                               a California limited partnership,
                                               its sole general partner

                                                By:  Fox Partners VIII,
                                                     a California general
                                                     partnership,
                                                     its sole general partner

                                                   By: Fox Capital Management
                                                       Corporation, a California
                                                       corporation, its managing
                                                       partner

                                      By: /s/Harry Alcock
                                      Name: Harry Alcock
                                      Its: Executive Vice President

                                         Purchaser:

                                         PROMINENT REALTY GROUP
                                         OF GEORGIA, INC.,
                                         a Georgia corporation

                                         By: /s/Douglas P. Foppe
                                         Name: Douglas P. Foppe
                                         Title: President

                           ESCROW AGENT SIGNATURE PAGE

      The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, and hereby establishes November 4, 2003 as the date of opening of escrow and designates 03-193555 as the escrow number assigned to this escrow.

                                  ESCROW AGENT:

                                  FIDELITY NATIONAL TITLE INSURANCE COMPANY


                                  By:/s/Lolly Avant
                                  Name: Lolly Avant
                                  Title: Vice President

                              BROKER SIGNATURE PAGE

      The undersigned Broker hereby executes this Broker Signature Page solely to confirm the following: (a) Broker represents only the Seller in the transaction described in the Contract to which this signature page is attached,
(b) Broker acknowledges that the only compensation due to Broker in connection with the Closing of the transaction described in the Contract to which this signature page is attached is as set forth in a separate agreement between Seller and Broker, and (c) Broker represents and warrants to Seller that Broker and its affiliates have not and will not receive any compensation (cash or otherwise) from or on behalf of Purchaser or any affiliate thereof or any assignee pursuant to Section 13.3 of the Contract in connection with the transaction described in the Contract to which this signature page is attached, and do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3 of the Contract, acquires the Property at the Closing) nor has Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

                                     BROKER:

                                    APARTMENT REALTY ADVISORS
                                    MIDWEST, INC.

                                    By: /s/Debbie Corson
                                    Name: Debbie Corson
                                    Title: President

                                                                    Exhibit 10.8

                        AMENDMENT TO CONTRACT TO PURCHASE

      THIS AMENDMENT OF PURCHASE AND SALE CONTRACT (this "Amendment") is made as of this 13th day of November by and among PROMINENT REALTY GROUP OF GEORGIA, INC., a Georgia corporation (herein referred to as the "Purchaser") and WESTLAKE EAST ASSOCIATES LIMITED PARTNERSHIP, an Ohio limited partnership (herein referred to as the "Seller").

                            W I T N E S S E T H :

      WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Contract (the "Contract") dated as of November 3, 2003 for the purchase of certain real property (the "Property") located in Cuyahoga County, Ohio, as more particularly described in the Contract; and

      WHEREAS, Purchaser and Seller desire to amend the Contract as set forth herein.

      NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. The notice address for Purchaser in Section 13.7 of the Contract is hereby deleted in its entirety and the following sentence is inserted in lieu thereof:

               Prominent Realty Group of Georgia
               4534 Cape Kure Court
               Norcross, Georgia 30092
               c/o Mr. Douglas P. Foppe
               Telephone:  678/966-0066
               Facsimile:  678/966-0603"

               and a copy to:

               Covenant Capital Group, LLC
               3401 West End Avenue, Suite 680
               Nashville, Tennessee 37203
               Attention:  Mr. Rick Scarola
               Telephone:  615-250-1602
               Facsimile:  615-356-6170

               and a copy to:

               Paul P. Huang, Esq.
               Foltz Martin, LLC
               5 Piedmont Center, Suite 750
               Atlanta, Georgia 30305
               Telephone:  404-231-9397
               Facsimile:  404-237-1659"

2. Section 13.3(a) of the Contract is hereby amended such that the name "William
M. Warfield" is deleted and the name "Douglas P. Foppe" is inserted in lieu thereof.

3. Except as expressly provided herein, all terms and conditions of the Contract shall remain in full force and effect in accordance with its terms as amended hereby. From and after the date of this Amendment, references to the Contract shall be deemed to be references to the Contract as amended by this Amendment.

4. This Amendment may be executed simultaneously in one or more faxed or original counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement and may be executed via facsimile counterparts.



                [Signatures Contained on the Following Pages]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed, as of the day and year first set forth above.

                                          Seller:

                                          WESTLAKE EAST ASSOCIATES LIMITED
                                          PARTNERSHIP,
                                          an Ohio limited partnership

                                          By:   Fox Strategic Housing Income
                                                Partners,
                                                a California limited partnership
                                                its sole general partner

                                                By:  Fox Partners VIII,
                                                     a California general
                                                     partnership,
                                                     its sole general partner

                                                    By:  Fox Capital Management
                                                         Corporation, a
                                                         California corporation,
                                                         its general partner

                                                        By: /s/Patrick F. Slavin
                                                        Name: Patrick F. Slavin
                                                        Its: Senior Vice
                                                        President

                                          Purchaser:

                                          PROMINENT REALTY GROUP OF GEORGIA,
                                          INC., a Georgia corporation


                                         By: /s/Douglas P. Foppe
                                             Douglas P. Foppe, as its President

                                                                    Exhibit 10.9

                       REINSTATEMENT AND SECOND AMENDMENT
                          OF PURCHASE AND SALE CONTRACT

                       (Barrington Place Apartments, Ohio)

      This Reinstatement and Second Amendment of Purchase and Sale Contract (this "Agreement") is entered into as of the 10th day of December, 2003 (the "Effective Date") by and between WESTLAKE EAST ASSOCIATES LIMITED PARTNERSHIP, an Ohio limited partnership, having a principal address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and PROMINENT REALTY GROUP OF GEORGIA, INC., a Georgia corporation, having a principal address at 4534 Cape Kure Court, Norcross, Georgia 30092 ("Purchaser").

                                    RECITALS

A. Seller and Purchaser entered into a Purchase and Sale Contract dated as of November 3, 2003, as amended (collectively, the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller, the Property (as defined in the Contract).

B. Pursuant to the Contract, Purchaser delivered to Escrow Agent an earnest money deposit of $101,000.00 (the "Initial Deposit"), which Initial Deposit continues to be held by Escrow Agent.

C. Pursuant to a letter dated as of December 3, 2003, from Purchaser's counsel, on behalf of Purchaser, Purchaser terminated the Contract. Seller and Purchaser desire to reinstate and modify the Contract pursuant to the terms set forth below.

D. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

      NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                   AGREEMENTS

1. Reinstatement. The Contract is hereby reinstated as if such Contract had never been terminated and shall remain in full force and effect and binding on the parties hereto, subject to the terms and conditions thereof and hereof.

2. Waiver of Feasibility Period Contingencies. Purchaser hereby agrees and acknowledges that all contingencies relating to the Feasibility Period have been satisfied or waived by Purchaser as of the Effective Date of this Agreement. Additionally, Purchaser hereby acknowledges and agrees that all contingencies relating to Purchaser's review of the Title Commitment and Survey, as more particularly set forth in Section 4.1, Section 4.2 and Section 4.3 of the Contract, have been waived by Purchaser as of the Effective Date of this Agreement.

3. Waiver of Loan Approval Period. Purchaser hereby agrees and acknowledges that all contingencies relating to the Loan Approval Period have been satisfied or waived by Purchaser as of the Effective Date of this Agreement.

4. Closing Date. Purchaser and Seller hereby agree and acknowledge that the Closing Date shall occur on or before Wednesday, December 17, 2003.

5. Deposit. The Initial Deposit will remain deposited with Escrow Agent. On or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on Thursday, December 11, 2003, Purchaser shall deliver the Additional Deposit by wire transfer of Good Funds in the amount of $101,000.00 to Escrow Agent. The Initial Deposit shall be non-refundable upon execution of this Agreement and the Additional Deposit shall be non-refundable when paid, except as otherwise expressly provided in the Contract, and shall be held, credited and disbursed in the manner provided for in the Contract with respect to the Deposit.

6. Effectiveness of Contract. Except as modified by this Agreement, all the terms of the Contract shall remain unchanged and in full force and effect.

7. Counterparts. This Agreement may be executed in counterparts, and all counterparts together shall be construed as one document.

8. Telecopied Signatures. A counterpart of this Agreement signed by one party to this Agreement and telecopied to the other party to this Agreement or its counsel (I) shall have the same effect as an original signed counterpart of this Agreement, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Agreement.



                  [Remaining Page Intentionally Left Blank]

      IN  WITNESS   WHEREOF,   Seller  and  Purchaser  have  entered  into  this
Reinstatement and Second Amendment of Purchase and Sale Contract as of the date first set forth above.


                            Seller:


                            WESTLAKE EAST ASSOCIATES LIMITED PARTNERSHIP,
                           an Ohio limited partnership

                            By:  Fox Strategic Housing Income Partners,
                                 a California limited partnership,
                                 its sole general partner

                                  By:  Fox Partners VIII,
                                       a California general partnership,
                                       its sole general partner

                                       By:  Fox Capital Management
                                            Corporation, a California
                                            corporation, its managing partner


                                            By:   /s/Patrick F. Slavin
                                            Name: Patrick F. Slavin
                                            Its: Senior Vice President



                            Purchaser:


                             PROMINENT REALTY GROUP
                             OF GEORGIA, INC.,
                             a Georgia corporation



                              By: /s/Douglas Foppe
                              Name: Douglas Foppe
                              Title: President

                                                                   Exhibit 10.10

                             ASSIGNMENT OF CONTRACT

      THIS ASSIGNMENT OF CONTRACT ("Assignment") is entered into effective as of December 16, 2003, by and between PROMINENT REALTY GROUP OF GEORGIA, INC., Georgia corporation ("Assignor"), and BARRINGTON PLACE APARTMENTS, LLC, a Delaware limited liability company ("Assignee"). All initially capitalized terms used but not defined herein shall have the meanings ascribed thereto in that certain Purchase and Sale Agreement, entered into by Assignor and Westlake East Associates Limited Partnership, an Ohio limited partnership ("Seller"), dated as of November 3, 2003, as amended (collectively, the "Purchase Agreement").

                               R E C I T A L S:

1. Assignor is a party to the Purchase Agreement, pursuant to which Assignor has agreed to purchase the property located in Cuyahoga County, Ohio, as more particularly described therein (the "Property").

2. Assignor has formed Assignee to purchase the Property and otherwise fulfill Assignor's obligations under the Purchase Agreement.

3. The parties desire to enter into this Assignment to evidence the transfer and assignment of all of Assignor's right, title and interest in the Purchase Agreement to Assignee.

      NOW THEREFORE, in consideration of the foregoing, the mutual representations, warranties, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignment. Assignor hereby assigns, transfers and conveys to Assignee all of its right, title and interest in, to and under the Purchase Agreement.

2.  Acceptance.  Assignee  hereby:  (a) accepts the  assignment  of the Purchase
Agreement; (b) agrees to be bound by the terms and conditions of the Purchase Agreement; and (c) assumes all of Assignor's obligations under the Purchase Agreement.

3. Primary Liability. Pursuant to Section 13.3 of the Purchase Agreement, Assignor is not released from its liability under the Purchase Agreement.

4. Further Assurances. Each of the parties hereto agrees to execute such other, further and different documents and perform such other, further and different acts as may be reasonably necessary or desirable to carry out the intent and purpose of this Assignment.

5. Successors and Assigns. This Assignment shall be binding upon and share inure to the benefit of the parties hereto and their respective successors and assigns.

6. Governing Law. This Assignment shall be governed in all respects, including validity, interpretation and effect, by and shall be enforceable in accordance with the internal laws of the State of Georgia, without regard to conflicts of laws principles.

7. Counterpart Execution. This Assignment may be executed in multiple counterparts, each one of which will be deemed an original, but all of which shall be considered together as one and the same instrument. Further, in making proof of this Assignment, it shall not be necessary to produce or account for more than one such counterpart. Execution by a party of a signature page hereto shall constitute due execution and shall create a valid, binding obligation of the party so signing, and it shall not be necessary or required that the signatures of all parties appear on a single signature page hereto.

8. Entire Agreement. This Assignment contains the entire agreement between the parties regarding the subject matter hereof. Any prior agreements, discussions or representations not expressly contained herein shall be deemed to be replaced by the provisions hereof and no party has relied on any such prior agreements, discussions or representations as an inducement to the execution hereof.



                   [SIGNATURES CONTAINED ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed or caused this Assignment to be executed by their duly authorized representatives as of the date first above written.

ASSIGNOR:

PROMINENT REALTY GROUP OF GEORGIA, INC., a Georgia corporation

By:  /s/Douglas P. Foppe
     Douglas P. Foppe, as its President

ASSIGNEE:



BARRINGTON PLACE APARTMENTS, LLC
a Delaware limited liability company

By:   PRG/Westlake, L.P.,
      a Georgia limited partnership
      Managing Member

      By:   PRG/Westlake Ohio, LLC
            a Georgia limited liability company
            General Partner

            By: /s/Douglas P. Foppe
               Douglas P. Foppe
               Managing Member

            By: /s/Richard K. Stetzer
               Richard K. Stetzer
               Managing Member